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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                   Form 8-K/A


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)    May 22, 1998
                                                -------------------------------



                          PREMIER LASER SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


         California                       0-25242                33-0472684
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                    3 Morgan, Irvine, California                    92618
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              (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code    (714) 859-0656
                                                   -----------------------------



                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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Item 4.   Changes in Registrant's Certified Accountant.

     This Amendment to Current Report on Form 8-K is filed for the purpose of filing the letter by the Registrant's former accountants, Ernst & Young, LLP, which is required to be filed in connection with the Registrant's disclosure concerning changes in the Registrant's Certified Accountant. Such letter is attached hereto as Exhibit 16.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits
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          16        Letter of Ernst & Young, LLP


Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.

                              PREMIER LASER SYSTEMS, INC.

                              /s/ COLETTE COZEAN
June 15, 1998                 ---------------------------------------
                              Colette Cozean, Chief Executive Officer


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                                 EXHIBIT INDEX


     Exhibit No.              Description
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       16                Letter of Ernst & Young, LLP



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